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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report)    June 4, 1998
                                              ----------------------------------

                            JDA Software Group, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                   0-27876                    86-0787377
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


11811 North Tatum Blvd., Suite 2000, Phoenix, Arizona                      85028
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (602) 404-5500
                                                   -----------------------------

         (Former name or former address, if changed since last report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On June 4, 1998, JDA Software Group, Inc. (the "Registrant"), through its wholly-owned subsidiary, JDA Software, Inc., an Arizona corporation ("Purchaser"), completed the acquisition (the "Acquisition") of certain assets and assumed certain liabilities of Comshare, Incorporated, a Michigan corporation ("Comshare"), pursuant to an asset purchase agreement dated as of June 4, 1998 by and among the Registrant, Purchaser, and Comshare ("Asset Purchase Agreement"). A copy of the Asset Purchase Agreement and related software license agreement are filed as Exhibits 2.1 and 2.2, respectively, to this report and are incorporated herein by this reference.

     Comshare and its subsidiaries develop, market and support client/server decision support software applications designed to improve business analysis, planning, reporting and decision making.

     Purchaser acquired all of the material assets of Comshare that relate to its Arthur(TM) and Boost Sales and Margin Planning Software products applicable to the retail and consumer packaged goods industries (the "Assets"). The Assets comprise certain software products, accounts receivable related to certain deferred revenue, rights and benefits under assumed contracts, intellectual property rights, intangibles, permits and business records related to the Assets. Purchaser assumed any liability arising from the failure of current versions of acquired software products to be year 2000 compliant, while Comshare retained such liability with respect to all prior versions of such products.

     The purchase price for the Assets was determined through arms-length negotiations by the parties. The consideration for the Assets was $44 Million, of which $41 million was paid in cash at the closing and $3 million was placed into escrow, to be held as security for any losses incurred by Purchaser in the event of certain breaches by Comshare of covenants, representations and warranties contained in the Asset Purchase Agreement. The source of the funds for the consideration came from the Registrant's immediately available funds.

     The Acquisition will be treated as a purchase for financial accounting purposes. Prior to the execution of the Asset Purchase Agreement, there was no material relationship between the Registrant, or its affiliates, and Comshare or between any officers or directors of the Registrant, or its affiliates, and the officers or directors of Comshare.

ITEM 5. OTHER EVENTS.

     On June 4, 1998, the Registrant issued a press release announcing the Acquisition. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements of business acquired.

             Financial statements for the business acquired as described in
Item 2 above will be filed by amendment to this Form 8-K.

        (b)  Pro forma financial information.

             Pro Forma financial information reflecting the effect of the business acquired as described in Item 2 above will be filed by amendment to this Form 8-K.

        (c)  Exhibits

             Exhibit No.                                        Description
             -----------                                        -----------
                2.1                          Asset Purchase Agreement dated as of June 4, 1998
                                             by and among JDA Software Group, Inc., JDA
                                             Software, Inc. and Comshare, Incorporated.

                2.2                          Software License Agreement dated as of June 4,
                                             1998 by and between Comshare, Incorporated and
                                             JDA Software, Inc.

                99.1                         Press release issued June 4, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JDA Software Group, Inc.


Date: June 19, 1998                   By: /s/ Kristen L. Magnuson
                                          -----------------------
                                          Kristen L. Magnuson
                                          Senior Vice President and
                                          Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
   2.1              Asset Purchase Agreement dated as of June 4, 1998 by and among
                    JDA Software Group, Inc., JDA Software, Inc., and Comshare,
                    Incorporated.

   2.2 Software License Agreement dated as of June 4, 1998 by and between Comshare, Incorporated and JDA Software, Inc.

  99.1              Press release issued June 4, 1998.



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